SUPPLEMENT TO THE PROSPECTUS
                                       OF
                            EVERGREEN BALANCED FUNDS


I.       Evergreen Balanced Fund

         Effective November 15, 1999, the section of the prospectus entitled "THE FUNDS' PORTFOLIO MANAGERS" is supplemented to reflect the following change to the Fund:

         Gary E. Pzegeo, CFA, Judith A. Warners and Patricia Bannan, CFA, are co-managers of the Fund. Mr. Pzegeo, Vice President and portfolio manager of the fixed income group of EIMC, has been managing the fixed income portion of the Fund since January 1999. Mr. Pzegeo has been an investment professional at EIMC since 1990. Ms. Warners, Vice President and senior portfolio manager at EIMC since January 1995, has managed the equity portion of the Fund since June 1998. She joined EIMC as an analyst in 1981. Ms. Bannan joined EIMC as a Senior Vice President and senior portfolio manager in November 1999 and has been co-managing the equity portion of the Fund since November 1999. From August 1998 until joining EIMC, Ms. Bannan was the Director of North American Equities at Commercial Union Investment Management Corp. She was Managing Director and portfolio manager of Prudential Investments from January 1996 to May 1998. From May 1982 to November 1995, Ms. Bannan was President and head of the equity department at Phoenix Investment Partners.

November 18, 1999


II.      Evergreen Balanced Fund

         Effective December 17, 1999, the "Investment Goal" of the Evergreen Balanced Fund, as referenced under the section of the prospectus entitled "FUND RISK/RETURN SUMMARIES," is restated in its entirety as follows:

         The Fund seeks current income and capital growth.

         In connection with the above change, the first paragraph of the "Investment Strategy", as referenced under the section of the prospectus entitled "FUND RISK/RETURN SUMMARIES," is restated in its entirety as follows:

         The Fund invests in a combination of debt and equity securities chosen for the potential for current income and capital growth.



December 17, 1999                                                551632    12/99